Supplement dated October 21, 2022 to the
Prospectus for your Variable Annuity
Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

RETIREMENT ACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
RETIREMENT ACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
RETIREMENT ACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.
This Supplement contains information about changes to certain Portfolios of the Advanced Series Trust available through your Annuity. If you would like another copy of the current Annuity Prospectus, please call us at (800) 457-7617.
AST Academic Strategies Asset Allocation Portfolio – Subadviser Replacement:
Effective December 1, 2022, First Quadrant, LLC will be replaced with Systematica Investments Limited.
AST Mid-Cap Growth Portfolio – Subadviser Replacement:
Effective December 5, 2022, Victory Capital Management, Inc. will be replaced with Delaware Investments Fund Advisers, J.P. Morgan Investment Management, Inc. and TimesSquare Capital Management, LLC.
AST Moderate Multi-Asset Portfolio Merger:
Subject to shareholder approval, effective on or about December 5, 2022 (the “Effective Date”), the Target Portfolio will be merged into the Acquiring Portfolio, as noted below. As of the Effective Date, all references to the Target Portfolio will be replaced with the Acquiring Portfolio.

Target Portfolio	Acquiring Portfolio
AST Moderate Multi-Asset Portfolio	AST Balanced Asset Allocation Portfolio
On the Effective Date, the Target Portfolio will no longer be available under your annuity contract, and any Account Value allocated to the Sub-account investing in the Target Portfolio will be transferred to the Sub-account investing in the Acquiring Portfolio. Your Account Value in the units of the Sub-account investing in the Acquiring Portfolio will be equal to your Account Value of the units of the Sub-account invested in the Target Portfolio immediately prior to the merger.
Please note that you may transfer Account Value out of your Target Portfolio into an investment option available under your Annuity contract any time prior to the Effective Date. Such transfers will be free of charge and will not count as one of your annual free transfers under your Annuity contract. Also, for a period of 60 days after the Effective Date, any Account Value that was transferred to your Acquiring Portfolio as a result of the merger can be transferred into an investment option available under your Annuity contract free of charge and will not count as one of your annual free transfers. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.
After the Effective Date, the Target Portfolio will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates a Target Portfolio will be deemed an instruction for the Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.
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You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

Please keep this Supplement for future reference together with your Prospectus.
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